ENHANCED INCOME FUND

a series of the AdvisorOne Funds

Class N Shares: CLEIX

Supplement dated August 1, 2012 to the Prospectus dated September 1, 2011, and the Statement of Additional Information (“SAI”) dated

 March 20, 2012

The following supersedes any contrary information contained in any current Prospectus or the Fund’s SAI.

As of July 31, 2012 Capital Wealth Planning, LLC (“Capital Wealth Planning”) is no longer managing any portion of the assets of the Enhanced Income Fund (the “Fund”), and the Fund’s investment adviser does not expect to allocate any of the Fund’s assets to Capital Wealth Planning to manage in the future and will directly manage these assets going forward. References in the Fund’s Prospectus and Statement of Additional Information to Capital Wealth Planning and its portfolio manager should be disregarded.

You should read this Supplement in conjunction with the Prospectus for Class N dated September 1, 2011, and Statement of Additional Information dated March 20, 2012, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-866-811-0225